BORROWINGS - Schedule of Borrowings (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Short-term borrowings:
Bank loans	¥ 104,600	$ 15,166	¥ 66,100
Current portion of long-term borrowings	7,844	1,137	2,376
Total current borrowings	112,444	16,303	68,476
Long-term borrowings:
Bank loans	46,505	6,743	54,349
Total non-current borrowings	46,505	6,743	54,349
Total borrowings	¥ 158,949	$ 23,046	¥ 122,825